EXHIBIT 99.1

PERFORMANCE SPORTS GROUP PROVIDES REGULATORY AND LISTING UPDATE

EXETER, NH – November 23, 2016 – Performance Sports Group Ltd. (“Performance Sports Group” or the “Company”) has been notified by the New York Stock Exchange (the “NYSE”) that the staff of NYSE Regulation, Inc. (“NYSE Regulation”) had determined to commence proceedings to delist the common shares of the Company (symbol: PSG) (the “Common Shares”) from the NYSE based on the Company’s announcement on October 31, 2016 that it had filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code in the District of Delaware and commenced proceedings under the Companies’ Creditors Arrangement Act in the Ontario Superior Court of Justice. Trading of the Common Shares on the NYSE was suspended prior to the opening of trading on October 31, 2016. On November 18, 2016, the NYSE filed a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”), notifying the SEC of the NYSE’s intention to remove the Common Shares from listing and registration on the NYSE at the opening of business on November 28, 2016.

Further to the Toronto Stock Exchange (the “TSX”) Bulletin 2016-1077 dated October 31, 2016, and following the conclusion of the expedited review process, the TSX has determined to delist the Common Shares (symbol: PSG) at the close of business on December 8, 2016 for failure to meet the continued listing requirements of the TSX. Trading of the Common Shares on the TSX was suspended prior to the opening of trading on October 31, 2016.

The Common Shares will remain suspended from trading on the NYSE and the TSX through to the applicable delisting date; however, management currently expects that the Common Shares will continue to be quoted on the U.S. over-the-counter (“OTC”) markets following the respective delistings on OTC Pink® under the ticker symbol “PSGLQ”, which is operated by OTC Markets Group. There is no assurance that an active market in the trading of the Common Shares will develop on OTC Pink®.

In addition, the Company is also providing a bi-weekly status update in accordance with its obligations under the alternative information guidelines set out in National Policy 12-203 Cease Trade Orders for Continuous Disclosure Defaults (“NP 12-203”). As previously announced, the Company is subject to a management cease trade order (“MCTO”) issued by the Ontario Securities Commission, the Company’s principal regulator in Canada, in connection with the delayed filing of its Annual Report on Form 10-K, including its annual audited financial statements for the fiscal year ended May 31, 2016 and the related management’s discussion and analysis (collectively, the “Annual Filings”). The previously announced internal investigation being conducted on behalf of the audit committee of the board of directors of the Company in relation to the finalization of the Company’s financial statements and related certification process (the “Investigation”) is in the process of being resumed following a temporary suspension imposed in an effort to conserve resources and allow senior management to focus on achieving operational objectives in the period immediately after the filing of the previously announced voluntary petitions under Chapter 11 of the United States Bankruptcy Code in the District of Delaware and the commencement of proceedings under the Companies’ Creditors Arrangement Act in the Ontario Superior Court of Justice and the Company advises that (i) there have been no material changes to the information relating to the delayed filing of its Annual Filings, (ii) it intends to continue to comply with the alternative information guidelines of NP 12-203; (iii) except as previously disclosed, there are no subsequent specified defaults (actual or anticipated) within the meaning of NP 12-203; and (iv) there is no other material information concerning the Company and its affairs that has not been generally disclosed as of the date of this press release.

The MCTO does not affect the ability of other shareholders to trade in the securities of the Company, but restricts the ability of the Company’s Chief Executive Officer and Chief Financial Officer from trading in securities of the Company until two full business days after all filings the Company is required to make under applicable securities law have been made or further order of the Ontario Securities Commission; however, the Ontario Securities Commission could determine, in its discretion, that it would be appropriate to issue a general cease trade order against the Company affecting all of the securities of the Company. The MCTO was issued in response to an application made by the Company in connection with the Company’s delay in filing its Annual Filings by the applicable filing deadline.

About Performance Sports Group Ltd.
Performance Sports Group Ltd. is a leading developer and manufacturer of ice hockey, roller hockey, lacrosse, baseball and softball sports equipment, as well as related apparel and soccer apparel. The Company is the global leader in hockey with the strongest and most recognized brand, and is a leader in North America in baseball and softball. Its products are marketed under the BAUER, MISSION, MAVERIK, CASCADE, INARIA and EASTON brand names and are distributed by sales representatives and independent distributors throughout the world. In addition, the Company distributes its hockey products through its Burlington, Massachusetts and Bloomington, Minnesota Own The Moment Hockey Experience retail stores. For more information on the Company, please visit www.PerformanceSportsGroup.com.

Caution Regarding Forward-Looking Statements

This press release includes forward-looking statements within the meaning of applicable securities laws including with respect to the Company’s intentions to comply with the alternative information guidelines of NP 12-203, the potential issuance of a general cease trade order against the Company, the NYSE and TSX delisting procedures and the trading of the Common Shares on OTC Pink®. The words “may,” “will,” “would,” “should,” “could,” “expects,” “plans,” “intends,” “trends,” “indications,” “anticipates,” “believes,” “estimates,” “predicts,” “likely” or “potential” or the negative or other variations of these words or other comparable words or phrases, are intended to identify forward-looking statements.
Forward-looking statements, by their nature, are based on assumptions, which, although considered reasonable by the Company at the time of preparation, may prove to be incorrect, and are subject to important risks and uncertainties. Many factors could cause the Company’s actual results to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, the uncertainty involved in the bankruptcy proceedings, the liquidity and levels of indebtedness of the Company, including the Company’s ability to accurately forecast cash flow requirements, the business and financial affairs of the Company, the cooperation of the creditors of the Company, the Company’s ability to meet its ongoing obligations during the bankruptcy proceedings, the ability of the Company to maintain relationships with customers, vendors, retail, business partners, employees and other third parties in light of the events leading up to and including the bankruptcy proceedings, the ability to obtain goods and services in a timely and cost effective manner, the Company’s ability to comply with its financial and other covenants and metrics in its debt agreements, as well as any cross-default provisions, the Company’s ability to obtain approval with respect to motions in the bankruptcy proceedings, the Court’s rulings in the bankruptcy proceedings or a decision of any other Canadian or U.S. Court in respect thereof, the outcome of the bankruptcy proceedings in general, the length of time the Company will operate under the bankruptcy proceedings, risks associated with third-party motions in the bankruptcy proceedings, which may interfere with the Company’s ability to develop and consummate the transactions described herein, the potential adverse effects of the bankruptcy proceedings on the Company’s liquidity, results of operations or business prospects, the ability to execute the Company’s business and restructuring plan, increased legal and advisory costs related to the bankruptcy proceedings and other litigation and the inherent risks involved in the bankruptcy process, timing and outcome of the results of the Investigation and the factors identified in the “Risk Factors” sections of the Company’s annual report on Form 10-K dated August 26, 2015, and quarterly report on Form 10-Q dated April 14, 2016, which are available on EDGAR at www.sec.gov, on SEDAR at www.sedar.com, and on the Company's website at www.performancesportsgroup.com.
Furthermore, unless otherwise stated, the forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not intend and undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Contact:
Steve Jones
Sr. Director, Corporate Communications
Tel 1-603-430-2111
media@performancesportsgroup.com